Putnam
Sustainable Future
Fund

Summary prospectus

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FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS R	CLASS R6	CLASS Y
	PMVAX	PMVBX	PMPCX	PMVRX	PNOTX	PMVYX

Putnam Sustainable Future Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting franklintempleton.com, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/24, are incorporated by reference into this summary prospectus.

Goal

Putnam Sustainable Future Fund seeks long-term capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 16 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE
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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.55%	0.25%	0.25%	1.05%
Class B	0.55%	1.00%	0.25%	1.80%
Class C	0.55%	1.00%	0.25%	1.80%
Class R	0.55%	0.50%	0.25%	1.30%
Class R6	0.55%	N/A	0.13%	0.68%
Class Y	0.55%	N/A	0.25%	0.80%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over five years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$676	$890	$1,121	$1,784
Class B	$683	$866	$1,175	$1,653
Class B (no redemption)	$183	$566	$975	$1,653
Class C	$283	$566	$975	$1,919
Class C (no redemption)	$183	$566	$975	$1,919
Class R	$132	$412	$713	$1,568
Class R6	$69	$218	$379	$847
Class Y	$82	$255	$444	$990

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 43%.

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Investments, risks, and performance

Investments

We invest mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services we believe provide solutions that directly contribute to sustainable social, environmental and economic development (Solutions Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. We may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also invest in non-U.S. companies.

Our approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. We believe that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet our sustainability criteria. These criteria are based on a proprietary sustainability solutions map that links to the United Nations Sustainable Development Goals (SDGs). In applying these criteria, we will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet our sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by us. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. In selecting each investment, we consider the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas. Environmental impacts may include, for example, reduction of carbon emissions and improved water quality. Social impacts may include, for example, improvements in employee well-being, supplier standards, or access to products, information, or security. Economic development impacts may include, for example, stakeholder analysis and shared value approaches to business practices, access to economic opportunity, or improvements in operational effectiveness or efficiency.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other

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widespread public health issues, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs.

Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. These risks are generally greater for small and midsized companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Investing with a focus on Solutions Companies, whose products and services may provide solutions that directly impact sustainable environmental, social and economic development, may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG or other sustainability criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG or other sustainability criteria.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

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The fund may be an investment option for mutual funds that are managed by Franklin Resources, Inc. (Franklin Templeton) and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at franklintempleton.com.

Annual total returns for class A shares before sales charges

Year-to-date performance through 6/30/24	11.87%
Best calendar quarter Q2 2020	33.16%
Worst calendar quarter Q2 2022	–21.54%
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Average annual total returns after sales charges (for periods ended 12/31/23)

Share class	1 year	5 years	10 years
Class A before taxes	21.21%	10.92%	7.54%
Class A after taxes on distributions	21.21%	9.29%	5.56%
Class A after taxes on distributions and sale of fund shares	12.55%	8.54%	5.61%
Class B before taxes	22.69%	11.16%	7.76%
Class C before taxes	26.72%	11.41%	7.53%
Class R before taxes	28.33%	11.97%	7.91%
Class R6 before taxes*	29.13%	12.67%	8.53%
Class Y before taxes	28.99%	12.54%	8.46%
Russell 3000 Index** (no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell Midcap Growth Index** (no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%
Putnam Sustainable Future Linked Benchmark**, *** (no deduction for fees, expenses or taxes)	25.87%	13.81%	9.50%
*	Performance for class R6 shares prior to their inception (5/22/18) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.
**	The table above compares the fund’s returns to the performance of three indexes: (i) a broad measure of market performance and (ii) additional indexes that Putnam Management believes more closely reflect the fund’s principal investment objective and strategies.
***	The Putnam Sustainable Future Linked Benchmark represents the performance of the Russell 3000® Value Index through March 20, 2018, and the performance of the Russell Midcap® Growth Index thereafter.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after five years and eight years, respectively.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC (Putnam Management)

Portfolio managers

Katherine Collins
Head of Sustainable Investing,
portfolio manager of the fund
since 2018

Stephanie Dobson
Portfolio Manager, portfolio manager
of the fund since 2018

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Sub-advisors

Franklin Advisers, Inc. (Franklin Advisers)

Putnam Investments Limited (PIL)*

*	Though the investment advisor has retained the services of PIL, PIL does not currently manage any assets of the fund.

Putnam Management, Franklin Advisers, and PIL are each indirect, wholly-owned subsidiaries of Franklin Templeton.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Effective September 5, 2024, class B shares of the fund acquired prior to that date will convert automatically to class A shares.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at franklintempleton.com. Some restrictions may apply.

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Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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38986-PSUM 08/24